                                                                  EXHIBIT 99.19


DEBTOR: AMERICAN HAWAII PROPERTIES CORPORATION      CASE NUMBER: 01-10976 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached January Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.


/s/ NICHOLAS J. DAVISON
----------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR: AMERICAN HAWAII PROPERTIES CORPORATION      CASE NUMBER: 01-10976 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS
                                    --------

 Attachment 1              Summary of Bank and Investment Accounts

 Attachment 2              Schedule of Receipts and Disbursements

 Attachment 3              Bank and Investment Account Statements

 Attachment 4              Income Statement

 Attachment 5              Balance Sheet

 Attachment 6              Summary of Due To/Due From Intercompany Accounts

 Attachment 7              Accounts Receivable Aging

 Attachment 8              Accounts Payable Detail

 Attachment 9              Notes to January 2002 Monthly Operating Report


              Summary Of Bank, Investment & Petty Cash Accounts    Attachment 1
                   American Hawaii Properties Corporation
Summary                     Case No: 01-10976(EIK)                    UNAUDITED
American Hawaii           For Month Of January, 2002
 Properties Corp


                                                       Balances
                                         -----------------------------------     Receipts &       Bank
                                             Opening           Closing           Disbursements    Statements          Account
 Account                                 As Of 1/01/02         As Of 1/31/02     Included         Included            Reconciled
 -------                                 -------------         -------------     -------------    ----------          ----------
 AHC - Honolulu Payroll                  58,170.75             57,396.81         Yes              No - Not            Yes
 Bank One                                                                                         Concentration
 Account # - 552-0110673379                                                                       Account

 American Hawaii Pro DBA                      0.00                  0.00         No -             No - Not            No -
 Bank of Hawaii                                                                  No Activity      Concentration       No Activity
 Account # - 0001-037773                                                                          Account

 Honolulu Office                          2,607.07                  0.00         Yes              Not A Bank          Yes
 Petty Cash                                                                                       Account


                            Receipts & Disbursements             Attachment 2-1
                     American Hawaii Properties Corporation
R&D-Bank One                   Case No: 01-10976 (EIK)                UNAUDITED
AHC Honolulu Payroll                  Bank One
                           Account # - 552-0110673379
                          1 January 02 - 31 January 02

Opening Balance - 1 Jan 02

                                                58,170.75

Receipts




                                                ---------
                                                     0.00 Total Receipts


 Disbursements

                                                  (773.94) Payroll



                                                ---------
                                                  (773.94) Total Disbursements


Closing Balance - 31 Dec 01
                                                57,396.81


                            Receipts & Disbursements             Attachment 2-2
                     American Hawaii Properties Corporation
R&D-Honolulu Office           Case No: 01-10976 (EIK)                 UNAUDITED
Petty Cash                        Honolulu Office
                                   Petty Cash
                                 Account # - NA
                          1 January 02 - 31 January 02


Opening Balance - 1 Dec 01
                                                 2,607.07


Receipts



                                                ---------
                                                     0.00 Total Receipts


Disbursements

                                                (2,607.07) Misc Shut-Down Expenses



                                                ---------
                                                (2,607.07) Total Disbursements


Closing Balance - 31 Dec 01
                                                     0.00


                 Concentration & Investment Account Statements     Attachment 3
                        American Hawaii Properties Corp
Summary                     Case No: 01-10976 (EIK)
American Hawaii            For Month Of January, 2002
Properties Corp
Attach 2&3



         No Statements Due To No Concentration Or Investment Accounts

                                AMCV US SET BOOKS
                         INCOME STATEMENT - ATTACHMENT 4
                             Current Period: JAN-02

 currency USD
 Company=52 (AHC - HONOLULU OFFICE)


                                                        PTD-Actual
                                                          JAN-02
                                                        ----------
Revenue
 Gross Revenue                                                0.00
 Allowances                                                   0.00
                                                        ----------
 Net Revenue                                                  0.00
Operating Expenses
 Air                                                          0.00
 Hotel                                                        0.00
 Commissions                                                  0.00
 Onboard Expenses                                             0.00
 Passenger Expenses                                           0.00
 Vessel Expenses                                              0.00
 Layup/Drydock Expense                                        0.00
 Vessel Insurance                                             0.00
                                                        ----------
 Total Operating Expenses                                     0.00
                                                        ----------
 Gross Profit                                                 0.00
SG&A Expenses
 General and Admin Expenses                               4,178.34
   Sales & Marketing                                          0.00
   Pre-Opening Costs                                          0.00
                                                        ----------
 Total SG&A Expenses                                      4,178.34
                                                        ----------
  EBITDA                                                 (4,178.34)

  Depreciation                                                0.00
                                                        ----------
  Operating Income                                       (4,178.34)
  Other Expense/(Income)
  Interest Income                                             0.00
  Interest Expense                                            0.00
  Equity in Earnings for Sub                                  0.00
  Reorganization expenses                                     0.00
                                                        ----------
  Total Other Expense/ (Income)                               0.00
                                                        ----------
  Net Pretax Income/(Loss)                               (4,178.34)
                                                        ----------
  Income Tax Expense                                          0.00
                                                        ----------
  Net Income/ (Loss)                                     (4,178.34)
                                                        ----------


                                AMCV US SET BOOKS
                          BALANCE SHEET - ATTACHMENT 5
                             Current Period: JAN-02

 currency USD
 Company=52 (AHC - HONOLULU OFFICE)


                                                           YTD-Actual          YTD-Actual
                                                             JAN-02              OCT-01
                                                       --------------        --------------
ASSETS
       Cash and Equivalent                                  47,396.81            175,430.72
       Restricted Cash                                           0.00                  0.00
       Marketable Securities                                     0.00                  0.00
       Accounts Receivable                                       0.00              1,334.40
       Inventories                                         598,546.64          1,214,962.00
       Prepaid Expenses                                       (528.80)             7,240.63
       Other Current Assets                                      0.00                  0.00
                                                       --------------        --------------
             Total Current Assets                          655,414.65          1,398,967.75
       Fixed Assets                                      1,553,888.60          1,553,888.60
       Accumulated Depreciation                           (591,442.88)          (591,442.88)
                                                       --------------        --------------
             Net Fixed Assets                              962,445.72            962,445.72
       Net Goodwill                                              0.00                  0.00
       Intercompany Due To/From                         (3,158,045.98)        (3,743,572.98)
       Net Deferred Financing Fees                               0.00                  0.00
       Net Investment in Subsidiaries                            0.00                  0.00
       Other Non Current Assets                                  0.00                  0.00
                                                       --------------        --------------
             Total Other Assets                         (3,158,045.98)        (3,743,572.98)
                                                       --------------        --------------
             Total Assets                               (1,540,185.61)        (1,382,159.51)
                                                       --------------        --------------


                                AMCV US SET BOOKS
                          BALANCE SHEET - ATTACHMENT 5
                             Current Period: JAN-02

 currency USD
 Company=52 (AHC - HONOLULU OFFICE)


                                                            YTD-Actual              YTD-Actual
                                                              JAN-02                  OCT-01
                                                          -------------           -------------
 LIABILITIE

       Accounts Payable                                            0.00                    0.00
       Accrued Liabilities                                         0.00                    0.00
       Deposits                                                    0.00                    0.00
                                                          -------------           -------------
              Total Current Liabilities                            0.00                    0.00
       Long Term Debt                                              0.00                    0.00
       Other Long Term Liabilities                                 0.00                    0.00
                                                          -------------           -------------
              Total Liabilities                                    0.00                    0.00

 OTHER
        Liabilities Subject to Compromise                          0.00                    0.00
                                                          -------------           -------------
              Total Other                                          0.00                    0.00

 OWNER'S EQUITY
        Common Stock                                           1,000.00                1,000.00
        Add'1 Paid In Capital                                      0.00                    0.00
        Current Net Income (Loss)                             (4,178.34)          (1,383,800.96)
        Retained Earnings                                 (1,537,007.27)                 641.45
                                                          -------------           -------------
                      Total Owner's Equity                (1,540,185.61)          (1,382,159.51)
                                                          -------------           -------------
               Total Liabilities & Equity                 (1,540,185.61)          (1,382,159.51)
                                                          -------------           -------------


                     American Hawaii Properties Corporation
                                  Attachment 6
                    Summary List of Due To/Due From Accounts
                     For the Period Ending January 31, 2002


                                                              BEGINNING                                              ENDING
AFFILIATE NAME                                 CASE NUMBER     BALANCE            DEBITS            CREDITS          BALANCE
American Classic Voyages Co.                    01-10954    (2,484,240.71)            74.97               --     (2,484,165.74)
AMCV Cruise Operations, Inc.                    01-10967    (5,188,103.46)               --         2,117.21     (5,190,220.67)
The Delta Queen Steamboat Co.                   01-10970       (49,579.61)        14,482.22         8,452.90        (43,550.29)
Great AQ Steamboat, L.L.C                       01-10960         1,496.24                --               --          1,496.24
Great River Cruise Line, L.L.C                  01-10963        (9,562.38)               --               --         (9,562.38)
Cruise America Travel, Incorporated             01-10966        (1,126.92)               --               --         (1,126.92)
Cape Cod Light, L.L.C                           01-10962        31,777.30                --               --         31,777.30
Project America, Inc.                           N/A          1,297,351.35                --               --      1,297,351.35
Oceanic Ship Co.                                N/A          3,724,194.25                --               --      3,724,194.25
Great Hawaiian Cruise Line, Inc.                01-10975          (743.26)               --               --           (743.26)
Great Hawaiian Properties Corporation           01-10971        62,430.01          8,452.90         8,452.90         62,430.01
Great Independence Ship Co.                     01-10969      (543,024.70)           773.94               --       (542,250.76)
Cat II, Inc.                                    01-10968        (3,675.11)               --               --         (3,675.11)
                                                           ---------------------------------------------------------------------
                                                            (3,162,807.00)        23,784.03        19,023.01     (3.158.045.98)
                                                           =====================================================================


                     AMERICAN HAWAII PROPERTIES CORPORATION




                            ACCOUNTS RECEIVABLE AGING
                             AS OF JANUARY 31, 2002



                                  ATTACHMENT 7


                                 NOT APPLICABLE

                     AMERICAN HAWAII PROPERTIES CORPORATION




                             ACCOUNTS PAYABLE DETAIL
                             AS OF JANUARY 31, 2002



                                  ATTACHMENT 8


                                 NOT APPLICABLE

DEBTOR: AMERICAN HAWAII PROPERTIES CORPORATION       CASE NUMBER: 01-10976 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO JANUARY MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Amount represents warehouse inventories. Physical counts were performed in November, 2001, and quantities were valued at average cost. Inventories are currently held for auction.



The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.